RENTAL INCOME (Tables)	12 Months Ended
Dec. 31, 2014
Lease Income [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]

NOTE 11. RENTAL INCOME

The Company generally rents properties under non-cancelable lease agreements with a term of one year. Future minimum rental revenues under existing leases on properties as of December 31, 2014 are expected to be as follows:

2015	$1,390,558
2016	608,271
2017	31,063
$2,029,892